SEMI-ANNUAL REPORT

President's Message

Dear Investor:

I am pleased to present the Semi-Annual Report for Liberty Term Trust, Inc.-1999 for the six-month reporting period from January 1, 1999 through June 30, 1999. The report begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of fund's investments and its financial statements.

As set forth in the accompanying materials, Liberty Term Trust, Inc.-1999 will liquidate and terminate its existence on or about December 17, 1999, as required by its Articles of Incorporation.

Over the six-month reporting period, the fund paid dividends totaling $0.16 per share. At the end of the period, net assets totaled $39.3 million, while the fund's net asset value was $9.12. 1

Shares are actively traded on the New York Stock Exchange under the symbol LTT, and can be purchased through your investment representative. Thank you for your confidence in the Liberty Term Trust, Inc.-1999. Your comments or suggestions are always welcome.

Sincerely,

[Graphic]

Richard B. Fisher

President

August 15, 1999

1 Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Review

LIBERTY TERM TRUST-1999

The U.S. Treasury market struggled in the first half of 1999. As the year began, investors concerns focused on the emerging market contagion and a slowdown of growth in the U.S. economy. Economic numbers painting a strong U.S. economy forced the Federal Reserve Board (the "Fed") to reevaluate last fall's easing of monetary policy. U.S. Treasury yields surged as market sentiment switched from hopes for more easings to fears of further tightening. Concerns about potential Japanese repatriation of funds, large corporate and agency issuance, and soaring oil prices offered further incentive to sell U.S. Treasuries. The Treasury market shifted from focusing on equities and emerging markets to economic data. The market sentiment shifted from concerns about a global recession that would hurt U.S. economic growth to worries of a global recovery that would bring competition for the foreign capital that has supported the domestic economy. Given this turn of events, the Fed increased short-term rates by 25 basis points to end the first half of 1999.

The overall duration of the fund continues to shorten as the anticipated December 1999, liquidation date approaches. Transaction activity continues to focus on the share repurchase program. For the semi-annual reporting period, the fund repurchased 8,300 shares. The policy of the fund is to continue to repurchase shares offered at a discount to net asset value as a means of increasing shareholder value. As portfolio holdings mature or are sold the proceeds are reinvested into short duration U.S. Treasuries or agencies to coincide with the liquidation date.

Given the events in the bond market over the last several years, the fund's net asset value has not returned to the highs of 1993. A combination of unprecedented mortgage prepayments in 1993 and a severe bear market in fixed income securities in 1994 caused the fund and other term trusts investing in mortgage-backed securities to realize significant losses. Therefore, liquidating value to be returned to shareholders upon termination of the Fund (December 17, 1999) will be less than the $10 per share originally targeted by the Fund.

Last Meeting of Shareholders

An Annual Meeting of the Fund's Shareholders was held on May 28, 1999. On April 9, 1999, the record date for shareholders voting at the meeting, there were 5,625,018 outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

Election of Directors:

                                        WITHHELD
                                        AUTHORITY

NAMES                       FOR         TO VOTE
John F. Donahue             3,931,513   23,918
Thomas G. Bigley            3,932,578   22,853
Nicholas P. Constantakis    3,933,078   22,353
John E. Murray              3,932,578   22,853
John F. Cunningham          3,934,389   21,042
Charles F. Mansfield, Jr.   3,934,389   21,042
John S. Walsh               3,934,389   21,042

AGENDA ITEM 2

To ratify the selection of Ernst & Young LLP as the Fund's Independent Auditors.

                      ABSTENTIONS

                      AND BROKER

FOR         AGAINST   NON-VOTES
3,926,116   8,000     21,315

Portfolio of Investments

JUNE 30, 1999 (UNAUDITED)

PRINCIPAL

AMOUNT                                           CREDIT
OR SHARES                                        RATING 1         VALUE

                 LONG-TERM MUNICIPAL

                 OBLIGATIONS-13.5%
                 PENNSYLVANIA-3.5%

  $  1,400,000   Allegheny County, PA,
                 Sanitation Authority Sewer
                 Revenue Bonds, Series A

                 (FGIC INS), 12/1/1999          AAA/Aaa    $  1,380,540
                 TEXAS-2.9%

     1,145,000   Austin, TX, Capital
                 Appreciation Refunding &
                 Improvement LT GO Bonds,

                 (FGIC INS), 9/1/1999           AAA/NR        1,138,505

                 UTAH-7.1%

     2,770,000   Utah Associated Municipal
                 Power Systems Revenue

                 Bonds,
                 (HunterProject)/(AMBAC

                 INS), 7/1/1999                 AAA/Aaa       2,769,750

                 TOTAL LONG-TERM MUNICIPAL
                 OBLIGATIONS (IDENTIFIED

                 COST $5,268,887)                             5,288,795
                 U.S. GOVERNMENT AGENCY

                 OBLIGATIONS-49.1%

                 FEDERAL FARM CREDIT

                 SYSTEM-5.1%

     2,000,000   4.750%, 12/1/1999                   -        1,995,240
                 FEDERAL NATIONAL MORTGAGE

                 ASSOCIATION-3.2%

     1,295,132   5.000%, 8/1/2001                    -        1,265,785
                 FEDERAL NATIONAL MORTGAGE
                 ASSOCIATION DEBENTURE-

                 10.0%

     1,100,000   4.720%, 12/16/1999                  -        1,096,997
     2,850,000   4.780%, 11/30/1999                  -        2,843,616
                 TOTAL                                        3,940,613
                 U.S. TREASURY BILLS-30.8%

    12,250,000 2 4.273%, 10/14/1999                  -       12,088,545
                 TOTAL U.S. GOVERNMENT
                 AGENCY OBLIGATIONS
                 (IDENTIFIED COST

                 $19,267,375)                                19,290,183
                 CLOSED-END MUTUAL FUND

                 ISSUES-35.4%
       300,000   Hyperion 1999 Term Trust,

                 Inc.                                -        2,137,500
     1,000,000   Income Opportunities Fund
                 1999, Inc.                          -        9,750,000
       205,000   Income Opportunities Fund
                 2000, Inc.                          -        2,011,563
                 TOTAL CLOSED-END MUTUAL
                 FUND ISSUES

                 (IDENTIFIED COST $12,868,480)               13,899,063
PRINCIPAL                                         CREDIT
AMOUNT                                            RATING 1        VALUE
                 REPURCHASE AGREEMENT-2.2% 3
  $    885,000   Goldman Sachs Group, LP,
                 5.250%, dated 6/30/1999,
                 due 7/1/1999 (at amortized

                 cost)                              -      $    885,000
                 TOTAL INVESTMENTS
                 (IDENTIFIED

                 COST $38,289,742) 4                       $ 39,363,041


1 Please refer to the list below for an explanation of the credit ratings. Current credit ratings are unaudited.

2 Represents rate of discount at the time of purchase.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $38,289,742. The net unrealized appreciation of investments on a federal tax basis amounts to $1,073,299 which is comprised of $1,091,613 appreciation and $18,314 depreciation at June 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($39,302,252) at June 30, 1999.

The following acronyms are used throughout this portfolio:

AMBAC -American Bond Assurance Corporation
FGIC -Financial Guaranty Insurance Company
GO -General Obligation
INS -Insured
LT -Limited Tax

CREDIT RATINGS

STANDARD AND POOR'S ("S&P") MUNICIPAL BOND RATINGS

AAA-Debt rated "AAA" has the highest ratings assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") MUNICIPAL BOND RATINGS

AAA-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principle is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

JUNE 30, 1999 (UNAUDITED)


ASSETS:
Total investments in
securities, at value
(identified and tax cost
$38,289,742)                                 $ 39,363,041
Cash                                                4,084
Income receivable                                  27,955
Other assets                                       14,921
TOTAL ASSETS                                   39,410,001
LIABILITIES:

Income distribution

payable                        $ 107,749
TOTAL LIABILITIES                                 107,749
Net assets for 4,310,418

shares outstanding                           $ 39,302,252
NET ASSETS CONSIST OF:
Paid in capital                              $ 44,138,967
Net unrealized
appreciation of
investments                                     1,073,299
Accumulated net realized
loss on investments                            (6,239,404)
Undistributed net
investment income                                 329,390
TOTAL NET ASSETS                             $ 39,302,252
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE:
$39,302,252 / 4,310,418
shares outstanding                                  $9.12


See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)


INVESTMENT INCOME:
Dividends                                      $  308,434
Interest                                          611,377
TOTAL INCOME                                      919,811
EXPENSES:

Investment advisory fee        $  87,969
Administrative personnel
and services fee                  61,987
Custodian fees                     1,614
Transfer and dividend
disbursing agent fees and
expenses                          14,360
Directors'/Trustees' fees          5,161
Auditing fees                      8,843
Legal fees                         1,440
Portfolio accounting fees         23,977
Printing and postage               7,406
Insurance premiums                   912
Taxes                              1,511
Miscellaneous                      7,932
TOTAL EXPENSES                   223,112
WAIVERS:

Waiver of investment

advisory fee                     (46,315)
Net expenses                                      176,797
Net investment income                             743,014
REALIZED AND UNREALIZED
GAIN (LOSS) ON

INVESTMENTS:
Net realized loss on

investments                                      (102,727)
Net change in unrealized
appreciation of
investments                                       (55,272)
Net realized and
unrealized loss on
investments                                      (157,999)
Change in net assets
resulting from operations                      $  585,015


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


                                      SIX MONTHS

                                           ENDED

                                     (unaudited)           YEAR ENDED
                                        JUNE 30,         DECEMBER 31,

                                            1999                 1998
INCREASE (DECREASE) IN NET

ASSETS OPERATIONS:

Net investment income              $     743,014         $  1,851,035
Net realized gain (loss) on
investments ($(102,727)
and $755,023,
respectively, as computed
for federal tax purposes)               (102,727)             845,310
Net change in unrealized
appreciation                             (55,272)            (224,695)
CHANGE IN NET ASSETS

RESULTING FROM OPERATIONS                585,015            2,471,650
DISTRIBUTIONS TO
SHAREHOLDERS:

Distributions from net

investment income                       (641,295)          (1,710,615)
SHARE TRANSACTIONS:
Cost of shares required
from shareholders                        (75,024)            (171,020)
CHANGE IN NET ASSETS
RESULTING FROM SHARE

TRANSACTIONS                             (75,024)            (171,020)
Change in net assets                    (131,304)             590,015
NET ASSETS:

Beginning of period                   39,433,556           38,843,541
End of period (including
undistributed net
investment income of
$329,390 and $227,671,

respectively)                        $39,302,252          $39,433,556


See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                SIX MONTHS

                                     ENDED

                               (unaudited)

                                  JUNE 30,                        YEAR ENDED DECEMBER 31,
                                      1999          1998        1997        1996        1995        1994
NET ASSET VALUE, BEGINNING
OF PERIOD                           $ 9.13        $ 8.90      $ 8.54      $ 8.56      $ 7.97      $ 9.10
INCOME FROM
INVESTMENT OPERATIONS:

Net investment income                 0.17          0.39        0.47        0.48        0.50        0.66
Net realized and
unrealized gain (loss) on
investments                          (0.02)         0.20        0.32       (0.08)       0.53       (1.19)
TOTAL FROM

INVESTMENT OPERATIONS                 0.15          0.59        0.79        0.40        1.03       (0.53)
LESS DISTRIBUTIONS:

Distributions from net

investment income                    (0.16)        (0.36)      (0.43)      (0.42)      (0.44)      (0.60)
NET ASSET VALUE, END OF

PERIOD:                             $ 9.12        $ 9.13      $ 8.90      $ 8.54      $ 8.56      $ 7.97
MARKET VALUE, PER SHARE END

OF PERIOD                           $ 9.00        $ 8.81      $ 8.38      $ 7.88      $ 7.38      $ 7.13
TOTAL INVESTMENT RETURNS: 1
Based on net asset value
per share                             1.65%         6.77%       9.44%       4.78%      12.92%      (6.20%)
Based on market value per
share                                 4.01%         9.50%      11.67%      12.14%       9.68%     (10.43%)

RATIOS TO AVERAGE NET

ASSETS:

Expenses 2                            1.14% 3       1.17%       1.15%       1.19%       1.15%       1.14%
Net investment income 2               3.56% 3       4.49%       5.31%       5.31%       5.82%       7.59%
Expenses (after waivers)              0.90% 3       0.90%       0.90%       0.90%       0.90%       0.90%
Net investment income
(after waivers)                       3.80% 3       4.76%       5.56%       5.60%       6.07%       7.83%
SUPPLEMENTAL DATA:
Net assets, end of period

(000 omitted)                      $39,302       $39,434     $38,844     $41,957     $47,357     $44,851
Portfolio turnover                       1%           91%        141%        252%        238%        393%


1 Total return based on market value per share is calculated using purchase of common stock at the current market price on the first day and sale at the current market price as of the last day of the period, and reinvestment of all dividends and distributions at prices that were obtained by the Fund's dividend reinvestment plan. Total return based on net asset value per share is calculated using purchase of common stock at the current net asset value on the first day and a sale at the net asset value as of last day of the period, and reinvestment of all dividends and distributions at prices that were obtained by the Fund's dividend reinvestment plan.

2 During the period certain fees were voluntarily waived. If such waivers had not occurred, the ratios would have been as indicated.

3 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

JUNE 30, 1999 (UNAUDITED)

ORGANIZATION

Liberty Term Trust, Inc.-1999 (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, closed-end management investment company. The investment objective of the Fund is to return (i.e., provide a liquidating value equal to) at least $10.00 per Share (the initial public offering price per Share) to investors on or shortly before December 17, 1999 while providing high monthly income. It is unlikely that the amount which the Fund will return upon its termination, however, will be equal to the targeted $10.00 per share amount.

Effective February 11, 1997, the Fund received an exemptive order from the Securities and Exchange Commission. The order permits the Fund to invest in shares of target term trusts in quantities that exceed those allowed by statutory limitations. The Fund intends to make such purchases if discounts to net asset value are attractive.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government agency securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Investments in closed-end investment companies are valued at the last sale price reported on a national securities exchange. Short- term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At December 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $6,236,548, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR   EXPIRATION AMOUNT
2002                     $4,954,501
2003                        992,239
2005                        289,808

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At June 30, 1999, there were 1,000,000,000 shares of $0.001 par value capital stock authorized.


                            SIX MONTHS

                                 ENDED

                              JUNE 30,               YEAR ENDED DECEMBER 31,
                                  1999       1998        1997        1996       1995

Shares Reacquired                8,300     46,700     547,600     621,800     90,200
Average Price per Share          $8.99      $8.53       $8.08       $7.81      $7.49
Weighted Average Discount         0.66%      4.55%       6.23%       8.71%     12.36%


As of June 30, 1999, the Fund has reacquired a total of 1,314,600 shares of capital stock.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.45% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Kathleen M. Foody-Malus has been the Fund's portfolio manager since 1994. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's investment adviser since June 1993. Ms. Foody-Malus served as an Assistant Vice President of the investment adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Susan M. Nason has been the Fund's portfolio manager since June 1994.
Ms. Nason joined Federated Investors in 1987 and has been a Senior Vice President of the Fund's investment adviser since April 1997. Ms. Nason served as a Vice President of the investment adviser from 1993 to 1997, and as an Assistant Vice President from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. concentrating in Finance from Carnegie Mellon University.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the period ended June 30, 1999, the Fund did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended June 30, 1999, were as follows:

Purchases     $ 3,096,969
Sales         $   384,810

YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder may elect to have all dividends (including capital gains distributions) automatically reinvested by State Street, as agent for stockholders (the "Plan Agent"), in additional shares of common stock ("Shares") of the Fund. A stockholder who does not elect to participate in the Plan will receive all such amounts in cash, paid by check, mailed directly to the stockholder of record (or if the Shares are held in street or nominee name, then to the nominee) by the Plan Agent. Stockholders whose Shares are registered in their own names may elect to participate in the Plan by sending written instructions to the Plan Agent at the address set forth below. Stockholders whose Shares are held of record by brokers, nominees, or otherwise in "street name" should contact such brokers or nominees and request that they make arrangements to participate in the Plan on such stockholders' behalf. Upon transferring your Shares between or among brokers or nominees, please note that these transferees may be unable to participate in the Plan. If your brokerage firm, bank, or other nominee is unable to participate in the Plan, you may request your nominee to re- register the shares in your own name so that you may take advantage of the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends"), non-participants in the Plan will receive cash and participants will receive the equivalent in Shares. The Shares will be acquired by the Plan Agent for the participants' account by the purchase of outstanding shares on the open market on the New York Stock Exchange or elsewhere. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Shares, the average purchase price per Share paid by the Plan Agent may exceed the net asset value of the Fund's Shares, resulting in the acquisition of fewer Shares than if the dividend or distribution had been paid in Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Shares in the open market within 30 days of the dividend payment date. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases. Interest will not be paid on any uninvested cash payments. Dividends are expected to be paid monthly. Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan, certificates for whole Shares credited to his or her account under the plan will be issued and a cash payment will be made for any fraction of a Share credited to such account; or if a participant so desires, the Plan Agent will sell his or her Shares in the plan and send the proceeds to the participant, less brokerage commissions. The Plan Agent may charge a service fee for performing this service.

The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non- certificated form in the name of the participant, and each stockholder's proxy will include those shares received pursuant to the Plan.

In the case of stockholders such as banks, brokers, or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

The automatic reinvestment of dividends (including capital gains distributions) will not relieve participants of any income tax that may be payable on such dividends.

Experience under the Plan may indicate that charges are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to State Street, P.O. Box 8200, Boston, Massachusetts 02266- 8200.

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

KATHY M. FOODY-MALUS

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

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Federated

World-Class Investment Manager

SEMI-ANNUAL REPORT

Liberty Term Trust, Inc.-1999

SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 1999

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Federated

Liberty Term Trust, Inc.-1999
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

1-800-341-7400

WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor

Cusip 531282101

2080602 (8/99)

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